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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  D.C.  20549
                                    FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  June  8, 2000
                                                         --------------

                         e-financial  depot.com,  Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              000-26899            33-0809711
--------                             ---------             ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)      File  Number)     Identification  No.)

150  -  1875  Century  Park  East,  Century  City,  California     90067
--------------------------------------------------------------     -----
     (Address  of  principal  executive  offices)            (Zip  Code)

Registrant's  telephone  number,  including  area  code  (877)  739-3812
                                                         ---------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Effective June 8, 2000, the Registrant completed the acquisition of all of the issued and outstanding shares of Trade-Fast, Inc. ("Trade-Fast"), a Delaware corporation, pursuant to a share purchase agreement dated November 30, 1999, as amended by an amending agreement dated June 8, 2000 (together the "Agreement"), between the Registrant and the two shareholders of Trade-Fast (the "Shareholders), Alan Cohen, a businessperson resident in New York, and Winford Holdings Group Limited, a closely held corporation ("Winford").

Trade-Fast provides management services to New World Securities, a registered broker-dealer who licenses a securities trading platform providing NASDAQ Level II service. For the fiscal year ended March 31, 2000 Trade-Fast had income of $2,300,000.

Under the terms of the Agreement the Registrant is to issue a total of 5,000,000 shares of common stock, at a deemed price per share of $4.50 per share, as to 1,000,000 to Alan Cohen and as to 4,000,000 to Winford. The number of shares issuable to the Shareholders under the Agreement is subject to adjustment in circumstances where the Registrant issues shares, other than pursuant to existing agreements or pursuant to the exercise of bona fide stock options granted to directors, officers and consultants, at a price of less than $4.50 per share.

The Registrant has also agreed to loan a total of $1,500,000 to Winford, said loan to bear interest at 6% per annum with a term of three years from the date of initial advance and to be secured by a pledge of 1,000,000 of the shares of the Registrant issuable to Winford, with such shares being the sole recourse of the Registrant in the event of default. To date, the Registrant has advanced $1,000,000 of the loan effective as of February 7, 2000.

The Agreement also requires the Registrant to invest a total of $3,500,000, in the development of the business of Trade-Fast during the period ending November 30, 2000. To date, a total of $1,000,000 has been so invested.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.



ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial  Statements  of  Business  Acquired
        TradeFast,  Inc.

                                 TRADEFAST, INC.

                              FINANCIAL STATEMENTS

                             MARCH 31, 2000 AND 1999

                                 TRADEFAST, INC.
                                 ---------------

                                    CONTENTS
                                    --------

                                                              Page
                                                              ----

Independent  Auditors'  Report                                  1
------------------------------

Financial  Statements
---------------------

     Balance  Sheets  at  March  31,  2000  and  1999          2

Statements  of  Operations  and  Retained  Earnings
(Accumulated  Deficit)
for  the  Year  Ended  March  31,  2000  and  the
Period  From  Inception
(July  1,  1998)  to  March  31,  1999                         3

Statements  of  Cash  Flows  for  the  Year  Ended
March  31,  2000
and  the  Period  From  Inception  (July 1, 1998)
to March 31, 1999                                              4-5

Notes  to  Financial  Statements                               6-8

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------





To  The  Stockholders
Tradefast,  Inc.
Garden  City,  New  York

We have audited the accompanying balance sheets of Tradefast, Inc. (a New York corporation) as of March 31, 2000 and 1999, and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the year ended March 31, 2000 and the period from inception (July 1, 1998) to March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tradefast, Inc. at March 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended March 31, 2000 and the period from inception (July 1, 1998) to March 31, 1999, in conformity with generally accepted accounting principles.



/s/ Grassi & Co.
GRASSI  &  CO.,  CPAs,  P.C.

Lake  Success,  New  York
June  12,  2000



                                                    TRADEFAST,  INC.
                                                    BALANCE  SHEETS
                                              MARCH  31,  2000  AND  1999


                                                       ASSETS
                                                       ------


                                                                            2000                            1999
                                                                           ----------------------------------------
CURRENT ASSETS:
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                     442,105   $  3,481
  Accounts receivable (less allowance for doubtful
   accounts of $-0-). . . . . . . . . . . . . . . . . . . . . . . . . . .                         85,000    219,050
  Due from stockholder. . . . . . . . . . . . . . . . . . . . . . . . . .                         10,000        -0-
                                                                           ------------------------------  --------

    Total Current Assets. . . . . . . . . . . . . . . . . . . . . . . . .                        537,105    222,531
                                                                           ------------------------------  --------
OTHER ASSETS:
  Deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          2,000        -0-
  Due from stockholder. . . . . . . . . . . . . . . . . . . . . . . . . .                            -0-     10,000
                                                                           ------------------------------  --------

                                                                                                   2,000     10,000
                                                                           ------------------------------  --------

                                                                           $                     539,105   $232,531
                                                                           ==============================  ========


                                              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
                                              -------------------------------------------------


CURRENT LIABILITIES:
  Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                     457,036   $114,912
  Income taxes payable  - current . . . . . . . . . . . . . . . . . . . .                          2,000      2,000
                        - deferred                  . . . . . . . . . . .                            -0-     31,000
  Deposit payable . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        500,000        -0-
                                                                           ------------------------------  --------

    Total Current Liabilities . . . . . . . . . . . . . . . . . . . . . .                        959,036    147,912
                                                                           ------------------------------  --------

STOCKHOLDERS' EQUITY (DEFICIENCY):
  Common stock - no par value; 1,500 shares authorized,
   issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . .                          5,000      5,000
  Retained earnings (accumulated deficit) . . . . . . . . . . . . . . . .                       (424,931)    79,619
                                                                           ------------------------------  --------

  Total Stockholders' Equity (Deficiency) . . . . . . . . . . . . . . . .                       (419,931)    84,619
                                                                           ------------------------------  --------

                                                                           $                     539,105   $232,531
                                                                           ==============================  ========





The accompanying notes are an integral part of this financial statement.



                                                        TRADEFAST, INC.
                              STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
                                             FOR THE YEAR ENDED MARCH 31, 2000 AND
                                   THE PERIOD FROM INCEPTION (JULY 1, 1998) TO MARCH 31, 1999



                                                                            2000                          1999
                                                                           --------------------------------------
INCOME:
  Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                 2,332,253   $819,555
                                                                           ----------------------------  --------

EXPENSES:
  Subcontracted  consulting and management
   services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,491,620    659,802
  Reimbursed expenses . . . . . . . . . . . . . . . . . . . . . . . . . .                      104,044        -0-
  Telephone expense . . . . . . . . . . . . . . . . . . . . . . . . . . .                       87,387     16,175
  Computer expense. . . . . . . . . . . . . . . . . . . . . . . . . . . .                       27,080      3,500
  Legal and professional expense. . . . . . . . . . . . . . . . . . . . .                       16,951      6,000
  Office salaries and employee benefits . . . . . . . . . . . . . . . . .                       98,321        -0-
  Office expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       21,541     21,459
  Training expense. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        2,670        -0-
  Storage expense . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        6,318        -0-
  Bank charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        5,128        -0-
  Auto expense                                                                                   2,572        -0-
  Meals and entertainment . . . . . . . . . . . . . . . . . . . . . . . .                        4,171        -0-
                                                                           ----------------------------  --------

    Total Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,867,803    706,936
                                                                           ----------------------------  --------

INCOME (LOSS) BEFORE PROVISION  FOR
(BENEFIT FROM) INCOME TAXES . . . . . . . . . . . . . . . . . . . . . . .                     (535,550)   112,619

PROVISION FOR (BENEFIT FROM) INCOME TAXES . . . . . . . . . . . . . . . .                      (31,000)    33,000
                                                                           ----------------------------  --------

NET INCOME (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     (504,550)    79,619

RETAINED EARNINGS, BEGINNING OF YEAR. . . . . . . . . . . . . . . . . . .                       79,619        -0-
                                                                           ----------------------------  --------

RETAINED EARNINGS (ACCUMULATED DEFICIT),
END OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                  (424,931)  $ 79,619
                                                                           ============================  ========



The accompanying notes are an integral part of this financial statement.






                                       -3-


                                                  TRADEFAST, INC.
                                              STATEMENTS OF CASH FLOWS
                                       FOR THE YEAR ENDED MARCH 31, 2000 AND
                             THE PERIOD FROM INCEPTION (JULY 1, 1998) TO MARCH 31, 1999




                                                                            2000                         1999
                                                                           -----------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Cash received from management fees. . . . . . . . . . . . . . . . . . .  $                 2,466,303   $ 600,505
  Cash paid for expenses. . . . . . . . . . . . . . . . . . . . . . . . .                   (2,527,679)   (592,024)
                                                                           ----------------------------  ----------

    NET CASH (USED IN) PROVIDED BY
    OPERATING ACTIVITIES. . . . . . . . . . . . . . . . . . . . . . . . .                      (61,376)      8,481
                                                                           ----------------------------  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock. . . . . . . . . . . . . . . . .                          -0-       5,000
  Proceeds from deposit payable . . . . . . . . . . . . . . . . . . . . .                      500,000         -0-
                                                                           ----------------------------  ----------
     Cash Provided By Financing Activities. . . . . . . . . . . . . . . .                      500,000       5,000
                                                                           ----------------------------  ----------

  Advances to stockholder . . . . . . . . . . . . . . . . . . . . . . . .                          -0-     (10,000)
                                                                           ----------------------------  ----------

    NET CASH PROVIDED BY (USED IN)
    FINANCING ACTIVITIES. . . . . . . . . . . . . . . . . . . . . . . . .                      500,000      (5,000)
                                                                           ----------------------------  ----------

    NET INCREASE IN CASH. . . . . . . . . . . . . . . . . . . . . . . . .                      438,624       3,481

    CASH, BEGINNING OF YEAR . . . . . . . . . . . . . . . . . . . . . . .                        3,481         -0-
                                                                           ----------------------------  ----------

    CASH, END OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . . .  $                   442,105   $   3,481
                                                                           ============================  ==========


The accompanying notes are an integral part of this financial statement.



                                                  TRADEFAST, INC.
                                              STATEMENTS OF CASH FLOWS
                                       FOR THE YEAR ENDED MARCH 31, 2000 AND
                             THE PERIOD FROM INCEPTION (JULY 1, 1998) TO MARCH 31, 1999




                                                                            2000                  1999
                                                                           ----------------------------
RECONCILIATION OF NET INCOME (LOSS) TO NET
-------------------------------------------------------------------------
CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES:
-------------------------------------------------------------------------

NET INCOME (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                  (504,550)  $  79,619
                                                                           ----------------------------  ----------


ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES:

Changes in Assets (Increase) Decrease:
  Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . .                      134,050    (219,050)
  Deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       (2,000)        -0-

Changes in Liabilities Increase (Decrease):
  Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . . . .                      342,124     114,912
  Income taxes payable - current. . . . . . . . . . . . . . . . . . . . .                          -0-       2,000
                       - deferred. . . . . . . . . . . . . . . . . .                           (31,000)     31,000
                                                                           ----------------------------  ----------

    Total Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . .                      443,174     (71,138)
                                                                           ----------------------------  ----------
    NET CASH (USED IN) PROVIDED
    BY OPERATING ACTIVITIES . . . . . . . . . . . . . . . . . . . . . . .  $                   (61,376)  $   8,481
                                                                           ============================  ==========

The accompanying notes are an integral part of this financial statement.

                                 TRADEFAST, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note  1  -     Summary  of  Significant  Accounting  Policies
               ----------------------------------------------

Nature  of  Operations
----------------------

Tradefast, Inc. ("The Company") formed July 1, 1998, which is located in Garden City, New York, provides management services for an affiliated broker/dealer.

Cash  Equivalents
-----------------

The Company considers securities purchased with maturities of three months or less to be cash equivalents.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration  of  Credit  Risk
-------------------------------

The Company maintains its cash balance at one financial institution located in Garden City, New York. The cash account is in excess of the Federal Deposit Insurance Corporation (FDIC) insured limit of $100,000. The Company believes it is not exposed to any significant credit risk on cash.

The  Company  obtains  all  of  its  income  from the management of one company.

Income  Taxes
-------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the differences between the basis of accounts receivable and accounts payable for financial and income tax reporting.

The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

The Company reports revenue and expenses for tax purposes using the cash receipts and disbursements method.

                                 TRADEFAST, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note  2  -     Future  Cash  Flows
               -------------------

The shareholders of the Company have committed to provide the funds necessary to fund any cash flow deficiency for the next year.

Note  3  -     Related  Party  Transactions
               ----------------------------

The Company has entered into a management agreement to provide all management and related services to an affiliated company. The companies are related by common ownership.

The Company has availed itself to rent-free facilities from an affiliated broker/dealer which it manages.

During the year ended March 31, 2000 and the period ended March 31, 1999, the Company incurred costs from related parties in the amounts of $990,000 and $174,740, respectively.

During the period ended March 31, 1999, the Company advanced $10,000 to one of its stockholders. This advance was outstanding at March 31, 2000 and 1999. The advance is unsecured, bears no interest, and repayment is expected by December 31, 2000.

Note  4  -     Accounts  Payable
               -----------------

Accounts payable at March 31, 2000 and 1999 include $213,537 and $57,000, respectively, payable to related parties.

Note  5  -     Deposit  Payable
               ----------------

As of March 31, 2000, the stockholders of the Company have signed a letter of intent to sell their entire ownership interest in the Company to an unrelated publicly traded firm effective April 1, 2000. The deposit payable represents funds advanced to the Company by that firm in anticipation of the sale which requires an infusion of capital to the Company for development purposes. As of the date of the financial statements, final documents have not been signed by the parties to that event.

                                 TRADEFAST, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note  6  -     Provision  For  (Benefit  From)  Income  Taxes
               ----------------------------------------------


The  provision  for  (benefit  from)  income  taxes  is  summarized  as follows:


             2000      1999
           ---------  -------

Current:
---------
  Federal  $    -0-   $ 1,200
  State .       -0-       800

Deferred:
---------
  Federal   (20,000)   20,000
  State     (11,000)   11,000
             --------  ------

           $(31,000)  $33,000
           =========  =======





The  net  deferred  tax  asset  and liability includes the following components:


                                           2000       1999
                                        ----------  ---------
Deferred tax liability . . . . . . . .  $     -0-   $(31,000)
Deferred tax asset . . . . . . . . . .    177,000        -0-
Deferred tax asset valuation allowance   (177,000)       -0-
                                        ----------  ---------

                                        $     -0-   $(31,000)
                                        ==========  =========



For the year ended March 31, 2000, the provision for income taxes differs from statutory rates due to the valuation allowance.

Note  7  -     Commitment
               ----------

The Company has entered into an agreement with a stockholder which requires the Company to pay the stockholder $15,000 a month for consulting services. The agreement is effective for a period of two years and will automatically renew unless either party provides 90 days written notice of the termination. The future minimal payments are as follows:

Years  Ending  March  31:
------------------------
          2001               $     180,000
          2002                     135,000
                                   -------

                             $     315,000
                                   =======

Payments relating to the above agreement for the year ended March 31, 2000 and the period ended March 31, 1999 amounted to $200,000 and $43,500, respectively.

(b)   Pro  Forma  Financial  Information.

     Consolidated  Pro  Forma  Unaudited  Balance  Sheet as of December 31, 1999

     Consolidated Pro Forma Unaudited Statement of Operations as of December 31, 1999

     Notes to Condensed Pro Forma Unaudited Financial Statements as of December 31, 1999



                                                  EFINANCIAL DEPOT. COM, INC.
                                         CONSOLIDATED PROFORMA UNAUDITED BALANCE SHEET
                                                       DECEMBER 31, 1999

                                                             ASSETS
                                                                                         Pro forma                   Pro forma
                                                             eFinancial    Trade-Fast    Adjustments                 Consolidated
                                                            ------------  ------------  -------------                -------------
CURRENT ASSETS:

   Cash. . . . . . . . . . . . . . . . . . . . . . . . . .  $    11,859       442,105       (500,000)   (2)            $(46,036)
   Accounts Receivable, net of allowance . . . . . . . . .      119,610        85,000                                   204,610
   Securities available for sale . . . . . . . . . . . . .       51,836             -                                    51,836
   Accrued tax benefits. . . . . . . . . . . . . . . . . .       17,980             -                                    17,980
   Prepaid expenses. . . . . . . . . . . . . . . . . . . .       35,005             -                                    35,005
   Due from related parties. . . . . . . . . . . . . . . .            -        10,000                                    10,000
                                                            ------------  ------------                               -----------
                                                                236,290       537,105                                   273,395

 PROPERTY AND EQUIPMENT, AT COST:. . . . . . . . . . . . .                                                                    -
   Furniture and equipment . . . . . . . . . . . . . . . .       35,176             -                                    35,176
   Less accumulated depreciation . . . . . . . . . . . . .        4,020             -                                     4,020
                                                            ------------  ------------                               ------------
                                                                 31,156             -                                    31,156
 OTHER ASSETS:
   Goodwill. . . . . . . . . . . . . . . . . . . . . . . .            -                   13,424,931    (1)          13,424,931
   Deposits. . . . . . . . . . . . . . . . . . . . . . . .            -         2,000                                     2,000
                                                            ------------  ------------                             -------------
                                                                      -         2,000                                13,426,931
                                                            ------------  ------------                             -------------
                                                            $   267,446   $   539,105                              $ 13,731,482
                                                            ============  ============                             =============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Accounts payable and accrued expenses . . . . . . . . .      152,328       459,036                                   611,364
   Due to related parties. . . . . . . . . . . . . . . . .      500,000                     (500,000)   (2)                   -
   Notes payable . . . . . . . . . . . . . . . . . . . . .       28,220             -                                    28,220
                                                            ------------  ------------                              -------------
                                                                180,548       959,036                                   639,584

 STOCKHOLDERS' EQUITY:
   Common stock. . . . . . . . . . . . . . . . . . . . . .       12,500         5,000         (5,000)   (1)              17,500
                                                                                               5,000    (1)
   Additional paid in capital. . . . . . . . . . . . . . .                                13,000,000    (1)          13,000,000
   Accumulated earnings/(deficit). . . . . . . . . . . . .       96,907      (424,931)       424,931    (1)              96,907
  Unrealized loss on securities available for sale . . . .      (22,509)            -                                   (22,509)
                                                            ------------  ------------                              -------------
                                                                 86,898      (419,931)                               13,091,898
                                                            ------------  ------------                              -------------
                                                            $   267,446   $   539,105                              $ 13,731,482
                                                            ============  ============                             =============

See accompanying notes to pro forma financial information





                                                 EFINANCIAL DEPOT. COM, INC.
                                   CONSOLIDATED PROFORMA UNAUDITED STATEMENT OF OPERATIONS
                                                      DECEMBER 31, 1999

                                                                                        Pro forma                     Pro forma
                                                            eFinancial    Trade-Fast    Adjustments                   Consolidated
                                                           ------------  ------------  -------------                  -------------
Operating revenue . . . . . . . . . . . . . . . . . . . .  $ 1,197,813   $ 2,332,253                                  $  3,530,066

Operating expenses:
  General and administrative. . . . . . . . . . . . . . .    1,023,355     2,867,803                                     3,891,158
  Depreciation and amortization . . . . . . . . . . . . .        3,520             -        671,246    (3)                 674,766
                                                           ------------  ------------                                 -------------
                                                             1,026,875     2,867,803                                     4,565,924
                                                           ------------  ------------                                 -------------

Operating income (loss) . . . . . . . . . . . . . . . . .      170,938      (535,550)                                   (1,035,858)

Interest expense. . . . . . . . . . . . . . . . . . . . .            -             -                                             -
Realized loss on securities available for sale. . . . . .      (32,203)            -                                       (32,203)
                                                           ------------  ------------                                  ------------

Net income  (loss) before taxes . . . . . . . . . . . . .      138,735      (535,550)                                   (1,068,061)

Income tax (expense) benefit. . . . . . . . . . . . . . .      (75,350)       31,000                                       (44,350)
                                                           ------------  ------------                                  ------------

Net income (loss) . . . . . . . . . . . . . . . . . . . .  $    63,385   $  (504,550)                                 $ (1,112,411)
                                                           ============  ============                                 =============

Earnings (loss) per common share:
  Basic and diluted . . . . . . . . . . . . . . . . . . .  $      0.01                                                $     (0.06)
                                                           ============                                               ============

Weighted average shares outstanding:
  Basic and diluted . . . . . . . . . . . . . . . . . . .   12,500,000                                                  17,500,000


See accompanying notes to proforma financial information

                           eFINANCIAL  DEPOT.COM, INC.
           NOTES TO CONDENSED PROFORMA UNAUDITED FINANCIAL STATEMENTS
                                December 31, 1999

The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of eFinancial Depot.Com, Inc. (eFinancial) and Trade-Fast, Inc. (Trade-Fast) as if the acquisition had occurred at the beginning of 1999.

In consideration for the acquisition of all of the issued and outstanding shares of Trade-Fast, eFinancial issued a total of five million unregistered common shares. The stock that was issued in this transaction was valued at 85 percent of the average of the stock's closing price five days prior to June 8, 2000.


Following is a description of the proforma adjustments that have been made to the financial statements.

(1) To record the acquisition of Trade-Fast for stock. The significant components of this transaction are:

Stock  issued                                                    $  13,005,000
Excess  of  liabilities  assumed  over  assets  acquired               419,931
                                                                 -------------
Total  consideration  paid                                       $  13,424,931
                                                                 =============

(2) To reverse the effect of $500,000 advanced by eFinancial to Trade-Fast prior to March 31, 2000, in anticipation of the acquisition. Trade-Fast uses a fiscal year ending March 31. Therefore, the elimination of this loan requires that cash be restated.

(3) To record one year's amortization of intangibles arising from the acquisition of Trade-Fast. The intangible assets acquired in the acquisition of Trade-Fast are being amortized over a twenty-year period.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (CONT'D)

Exhibits
--------


(2) Plan of Acquisition, reorganization, arrangement, liquidation or succession

     2.1  Share Purchase Agreement dated November 30, 1999
     2.2 Letter Agreement, dated June 8, 2000, amending the terms of the Share Purchase Agreement

ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     E-FINANCIAL  DEPOT.COM,  INC.


Date:  August 21, 2000               /s/  John  Huguet
                                    ----------------------------------
                                    John  Huguet,  President